UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 6, 2007

CATALYST SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21488	77-0083129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Stender Way, Santa Clara, California		94054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (408) 542-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2007, the Board of Directors of Catalyst Semiconductor, Inc. (the “Company”) amended and restated its Bylaws (the “Bylaws”).

Article VI, Section 1 of the Company’s Bylaws was amended and restated to permit the Company’s Board of Directors to provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.

The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Bylaws attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws of Catalyst Semiconductor, Inc., as amended and restated as of June 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2007

CATALYST SEMICONDUCTOR, INC.

	By:	/s/ Gelu Voicu
Gelu Voicu
President and Chief Executive Officer